UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): August 5, 2024

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 6, 2024, XWELL, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors, pursuant to which the Company agreed to sell and issue in a registered direct offering (the “Offering”), an aggregate of 652,705 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”). The gross proceeds to the Company from the Offering, prior to deducting estimated fees and expenses, is expected to be approximately $1.4 million. The Company currently intends to use the net proceeds from the Offering for working capital and general corporate purposes. The Offering is expected to close on or about August 8, 2024, subject to the satisfaction of customary closing conditions.

The Shares will be offered and sold by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-273726), previously filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2023, and declared effective by the SEC on September 29, 2023, and the base prospectus included therein. A final prospectus supplement relating to the Offering, dated August 6, 2024, and the accompanying prospectus, has been filed with the SEC.

The legal opinion of Haynes and Boone, LLP relating to the legality of the issuance and sale of the Shares in the Offering is attached hereto as Exhibit 5.1 to this Current Report on Form 8-K. The foregoing descriptions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Purchase Agreement, attached hereto as Exhibit 10.1. The provisions of the Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement or as stated therein and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to the documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

Item 3.02	Unregistered Sales of Equity Securities.

On August 5, 2024, the Company, XpresSpa Middle East B.V., and certain other parties thereto (such parties, the “Settlor Parties”) entered into a Settlement Agreement (the “Settlement Agreement”), pursuant to which the Company agreed to issue an aggregate of 416,000 shares of common stock (the “Settlement Shares”) to the Settlor Parties in consideration for their entry into the Settlement Agreement. The Settlement Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on one or more exemptions from registration under the Securities Act, including pursuant to Rule 903 of Regulation S under the Securities Act.

Item 7.01	Regulation FD Disclosure.

On August 6, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Forward-Looking Statements

The press release includes forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. The forward-looking statements in the press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to, the risks and uncertainties and other factors discussed from time to time in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements, registration statement and other documents filed by the Company from time to time with the SEC. The Company expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Haynes and Boone, LLP
10.1*	Form of Securities Purchase Agreement, dated as of August 6, 2024, by and among the Company and the purchasers signatory thereto
99.1	Press Release, dated August 6, 2024
23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: August 7, 2024	By:	/s/ Scott R. Milford
	Name:	Scott R. Milford
	Title:	President and Chief Executive Officer